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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                   May 6, 2005

                              SPARTECH CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


                    1-5911                      43-0761773
           ----------------------------------------------------------
           (Commission File Number) (IRS Employer Identification No.)

          120 South Central Avenue, Suite 1700, Clayton, Missouri 63105
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (314) 721-4242
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              (Registrant's Telephone Number, Including Area Code)


         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                              SPARTECH CORPORATION

                                    FORM 8-K



Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On May 6, 2005 Bradley B. Buechler resigned as Chairman, President and Chief Executive Officer of Spartech Corporation, and as a member of the Board of Directors.

(c) On May 9, 2005 the Board of Directors elected George A. Abd as President and Chief Executive Officer of Spartech Corporation. Mr. Abd, age 41, joined Spartech in 1998 with Spartech's acquisition of Polycom Huntsman, as manager of the Corporation's Color & Specialty Compounds group. He was promoted by Spartech to Executive Vice President, Color & Specialty Compounds in August 2000 and to Executive Vice President, Color & Specialty Compounds and Molded & Profile Products in May 2004. Mr. Abd's current employment contract, Exhibit 10.6 to Spartech Corporation's Form 10-K filed with the Securities and Exchange Commission on January 16, 2004, continues in effect for the time being. Mr Abd has engaged in no transactions with the Corporation reportable under Item 404(a) of Regulation S-K, other than within the normal scope of his employment by the Corporation.

(d) On May 9, 2005 the Board of Directors elected Mr. Abd as a member of Spartech Corporation's Board of Directors. Because Mr. Abd replaced Mr. Buechler, who was also a non-independent director, the Board approved a one-time waiver of the bylaw provision limiting the number of non-independent directors to no more than two.

A copy of the Press Release announcing the above events is provided as Exhibit 99 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number    Description
-------   -----------

99 Press Release announcing the resignation of Bradley B. Buechler and the election of George A. Abd as President and Chief Executive Officer and as a director of the Company.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SPARTECH CORPORATION

Date May 11, 2005                     By /s/ Randy C. Martin
     ----------------                    ----------------------------
                                         Randy C. Martin
                                         Executive Vice President -
                                           Corporate Development and
                                           Chief Financial Officer


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